                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                        COVAD COMMUNICATIONS GROUP, INC.
                            OFFER TO EXCHANGE ITS NEW
                12% SENIOR NOTES DUE 2010, SERIES B (REGISTERED)
                           FOR ANY AND ALL OUTSTANDING
               12% SENIOR NOTES DUE 2010, SERIES A (UNREGISTERED)

               PURSUANT TO THE PROSPECTUS, DATED __________, 2000.

-------------------------------------------------------------------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON [__________] 2000, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
-------------------------------------------------------------------------------


                     UNITED STATES TRUST COMPANY OF NEW YORK

     BY REGISTERED OR CERTIFIED MAIL:            BY HAND DELIVERY TO 4:30 PM:          BY HAND DELIVERY AFTER 4:30 PM ON
                                                                                                EXPIRATION DATE:

      United States Trust Company of              United States Trust Company             United States Trust Company
                 New York                                 of New York                             of New York
       P.O. Box 844, Cooper Station                111 Broadway, Lower Level                770 Broadway, 13th Floor
         New York, New York 10276                  New York, New York 10006                 New York, New York 10003

     Attn.: Corporate Trust Services            Attn.: Corporate Trust Services         Attn.: Corporate Trust Services


                              For Information Call:
                                 (800) 548-6565
                                   Facsimile:
                                 (212) 780-0592
                                 (212) 420-6211


       DELIVERY OF INSTRUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR BY A METHOD NOT SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

       The undersigned acknowledges that he or she has received the Prospectus, dated [__________], 2000 (the "Prospectus") of Covad Communications Group, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 12% Senior Notes due 2010, Series B (Registered) (the "New Notes") for each $1,000 in principal amount of its issued and outstanding 12% Senior Notes due 2010, Series A (Unregistred) (the "Old Notes") from the holders thereof. Capitalized terms used herein and not otherwise defined shall have the meanings herein as ascribed thereto in the Prospectus.

       This Letter of Transmittal is to be used if certificates for the Old Notes are to be forwarded herewith. If delivery of the Old Notes is to be made through book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC"), this Letter of Transmittal need not be delivered; PROVIDED, HOWEVER, that tenders of the Old Notes must be effected in accordance with DTC's Automated Tender Offer Program procedures and the procedures set forth in the Prospectus under the caption "The Exchange Offer, Procedures for Tendering" and ",Book-Entry Transfer; Delivery and Form."

       For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. If (a) the Company fails to file any of the Registration Statements required by the Registration Rights Agreement on or before the date specified for such filing, (b) any of such Registration Statements is not declared effective by the Commission on or prior to the date specified for such effectiveness (the "Effectiveness Target Date"), (c) the Company fails to consummate the Exchange Offer within 30 business days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement, or (d) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (a) through (d) above a "Registration Default"), then interest ("Additional Interest") will accrue on the Old Notes (in addition to the stated interest on the Old Notes) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. Additional Interest will accrue at a rate of 0.50% per annum over the rate at which interest is then otherwise accruing during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such Additional Interest exceed 2.00% per annum. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Old Notes.

       The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

       This Letter of Transmittal is to be completed by a holder of Old Notes if certificates are to be forwarded herewith. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter of Transmittal or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer, Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

       The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

       List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

  ------------------------------------------------------------------------------------------------------------------
                 DESCRIPTION OF OLD NOTES                          1                   2                   3
  ------------------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE PRINCIPAL
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                AMOUNT OF         PRINCIPAL
                (PLEASE FILL IN, IF BLANK)               CERTIFICATE NUMBER(S)      OLD NOTE(S)     AMOUNT TENDERED*
  ------------------------------------------------------------------------------------------------------------------

                                                          ----------------------------------------------------------

                                                          ----------------------------------------------------------

                                                          ----------------------------------------------------------
                                                           Total
  ------------------------------------------------------------------------------------------------------------------

* Unless otherwise indicated in this column, a holder will be deemed to have transferred ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

  -----------------------------------------------------------------------------

TM CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s)
                                        -------------------------------------
         Window Ticket Number (if any)
                                        -------------------------------------
         Date of Execution of Notice of Guaranteed Delivery
                                                            -----------------
         Name of Institution which guaranteed delivery
                                                      -----------------------

TM    CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ------------------------------------------------------------------------
Address:
        ---------------------------------------------------------------------

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY AND FOLLOW THE INSTRUCTIONS
                           BEGINNING ON PAGE 6 HEREOF.

Ladies and Gentlemen:

       Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

       The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving each New Note, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

       BY TENDERING EXISTING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (i) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (ii) ANY NEW NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (iii) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (iv) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW NOTES. BY TENDERING EXISTING NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF EXISTING NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT SUCH EXISTING NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (SUCH A BROKER-DEALER WHICH IS TENDERING EXISTING NOTES IS HEREIN REFERRED TO AS A "PARTICIPATING BROKER-DEALER") AND IT WILL DELIVER THE PROSPECTUS (AS, AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH PARTICIPATING BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

       THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED IN EXCHANGE FOR EXISTING NOTES, WHERE SUCH EXISTING NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD OF ONE YEAR FROM THE EFFECTIVE DATE OF THE EXCHANGE OFFER REGISTRATION STATEMENT ON FORM S-4 (I.E. THROUGH __________, 2001) OR, IF EARLIER, UNTIL ALL SUCH NEW NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH EXISTING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY

STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE.

       The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer, Withdrawal of Tenders" section of the Prospectus.

       Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

       THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures.

       This Letter of Transmittal is to be completed by holders of Old Notes if certificates are to be forwarded herewith. Certificates for all physically tendered Old Notes as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

       Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer of the Old Notes into the Exchange Agent's account at DTC on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer, Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below),
(ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Old Notes and any other documents required by this Letter of Transmittal, or a Book-Entry Confirmation, as the case may be, will be delivered by the Eligible Institution to the Exchange Agent, and (iii) the Exchange Agent must receive certificates for all physically tendered Old Notes, in proper form for transfer, and all other documents required by this Letter of Transmittal, or a Book-Entry Confirmation, as the case may be, within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

       The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit the delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

       See "The Exchange Offer" section in the Prospectus.

2. Partial Tenders (not applicable to holders who tender by book-entry transfer).

       If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes, Principal Amount Tendered." A reissued certificate representing the balance of untendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

       If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

       If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

       If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

       When this Letter of Transmittal is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New

Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

       If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

       If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

       Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States or by such other Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended (each an "Eligible Institution").

       Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Old Notes) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

4.     Special Issuance and Delivery Instructions.

       Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.     Tax Identification Number.

       Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

       Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

       To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status included herewith. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a

TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.     Transfer Taxes.

       The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

       Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

7.     Waiver of Conditions.

       The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.     No Conditional Tenders.

       No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to reserve notice of the acceptance of their Old Notes for exchange.

       Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.     Mutilated, Lost, Stolen or Destroyed Old Notes.

       Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.    Requests for Assistance or Additional Copies.

       Questions relating to the procedure for tendering may be directed to the Exchange Agent, at the address and telephone number indicated above. To obtain additional copies of the Prospectus and this Letter of Transmittal, you should contact Georgeson Shareholder Communications, Inc., the Information Agent, at:

                                 17 STATE STREET
                            NEW YORK, NEW YORK 10004

                               Tel: (800) 223-2064


  ---------------------------------------------------------     -----------------------------------------------------
               SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
                 (See Instructions 3 and 4)                                 (See Instructions 3 and 4)

           To be completed ONLY if certificates for Old                 To be completed ONLY if certificates for
    Notes not exchanged and/or New Notes are to be                Old Notes not exchanged and/or New Notes are to
    issued in the name of and sent to someone other               be issued in the name of and sent to someone
    than the person or persons whose signature(s)                 other than the person or persons whose
    appear(s) on this Letter of Transmittal above, or             signature(s) appear(s) on this Letter of
    if Old Notes delivered by book-entry transfer which           Transmittal below.
    are not accepted for exchange are to be returned by
    credit to an account maintained at DTC other than             Mail:  New Notes and/or Old Notes to:
    the account indicated below.
                                                                  Name(s)
                                                                         --------------------------------------------
    Issue:  New Notes and/or Old Notes to:                                     (Please Type or Print)
                                                                  ---------------------------------------------------
    Name(s)                                                                    (Please Type or Print)
           ----------------------------------------------         Address
                   (Please Type or Print)                                --------------------------------------------
                                                                  ---------------------------------------------------
    -----------------------------------------------------                            (Zip Code)
                   (Please Type or Print)
    Address
           ----------------------------------------------
    -----------------------------------------------------
                         (Zip Code)
               (Complete Substitute Form W-9)

           Credit unexchanged Old Notes for "Debentures"
     delivered by book-entry transfer to the DTC account set
     forth below.
            (DTC Account Number, if applicable)
  ---------------------------------------------------------     -----------------------------------------------------

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES) AND ALL OTHER REQUIRED DOCUMENTS HEREBY, A BOOK-ENTRY CONFIRMATION OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (Complete Accompanying Substitute Form W-9)

Dated:                                                                ,2000
      -------------------------------  -------------------------------
     x                                                                ,2000
      -------------------------------  -------------------------------
     x                                                                ,2000
      -------------------------------  -------------------------------
         Signature(s) of Owner(s)                Date

        Area Code and Telephone Number

       If a holder is tendering any Old Notes this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) of the Old Notes by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.
Name(s):
        ----------------------------------------------------------------------
------------------------------------------------------------------------------
                             (Please Type or Print)

       Capacity:
                --------------------------------------------------------------
       Address:
                --------------------------------------------------------------
                              (Including Zip Code)

                               SIGNATURE GUARANTEE
                         (if requested by Instruction 3)

       Signature Guaranteed by an Eligible Institution
                                                      ------------------------
------------------------------------------------------------------------------
                                     (Title)

------------------------------------------------------------------------------
                                 (Name and Firm)
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               SUBSTITUTE FORM W-9
-------------------------------------------------------------------------------

                  To Be Completed by All Tendering Noteholders
                               (See Instruction 5)
  Sign this Substitute Form W-9 in Addition to the Signature(s) Required Above

            PAYOR'S NAME: THE UNITED STATES TRUST COMPANY OF NEW YORK
-------------------------------------------------------------------------------
      SUBSTITUTE
       Form W-9        Part 1-Please provide your TIN     TIN
                                                             -------------
                       (either your social security number or
                       employer identification number) in the box to the right and certify by signing and dating below.

 Department of the
 Treasury Internal
  Revenue Service      Part 2-Awaiting TIN 0
                       SIGN THIS FORM and THE CERTIFICATION OF
                       AWAITING TAXPAYER IDENTIFICATION NUMBER BELOW.
Payor's Request for
      Taxpayer
Identification Number  Part 3-Exempt 0
       (TIN)           See enclosed Guidelines for additional
 and Certification     information
                       and SIGN THIS FORM.
-------------------------------------------------------------------------------
CERTIFICATION -- Under penalties of perjury, I certify that:

(1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); or
(2) I am not subject to backup withholding because (i) I am exempt from backup withholding, or (ii) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding; and
(3)    any other information provided on this form is true and correct.

CERTIFICATION INSTRUCTIONS --You must cross out item (iii) in (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-------------------------------------------------------------------------------
SIGNATURE                                     DATE
          ----------------------------------      ------------------------
-------------------------------------------------------------------------------
         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE

                    BOX IN PART 2 OF THE SUBSTITUTE FORM W-9
-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE                                     DATE
          ----------------------------------      ------------------------
-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER FOR ADDITIONAL INFORMATION.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

A. TIN - The Taxpayer Identification Number for most individuals is your social security number. Refer to the following chart to determine the appropriate number:


------------------------------------------------------------------------------------------------------------------------
                                          GIVE THE                                             GIVE THE EMPLOYER
             FOR THIS TYPE OF          SOCIAL SECURITY                 FOR THIS TYPE OF          IDENTIFICATION
                  ACCOUNT                 NUMBER OF                         ACCOUNT                NUMBER OF
          ----------------------   ------------------------         ---------------------    ---------------------

     1.   Individual               The individual              6.   Sole proprietorship      The owner (3)

     2.   Two or more              The actual owner of         7.   A valid trust,           Legal entity (4)
          individuals (joint       the account or, if               estate or pension
          account)                 combined funds, the              trust
                                   first individual on
                                   the account (1)

     3.   Custodian account of     The minor (2)               8.   Corporate                The corporation
          a minor (Uniform
          Gift to Minors Act)

     4.   a. The unusual           The grantor-trustee (1)     9.   Association, club,       The organization
             revocable                                              religious,
             savings trust                                          charitable,
             (grantor is also                                       educational or
             trustee)                                               other tax-exempt
                                                                    organization

          b. So-called trust       The actual owner (1)       10.   Partnership              The partnership
             account that is
             not a legal or
             valid trust under
             state law

     5.   Sole proprietorship      The owner (3)              11.   A broker or              The broker or
                                                                    registered nominee       nominee

                                                              12.   Account with the         The public entity
                                                                    Department of
                                                                    Agriculture
------------------------------------------------------------------------------------------------------------------------


(1)    List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's name and social security number.
(3) Show the individual's name. You may also enter your business name or "doing business as" name. You may use either your Social Security number or your employer identification number.
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

B. Exempt Payees. The following lists exempt payees. If you are exempt, you must nonetheless complete the form and provide your TIN in order to establish that you are exempt. Check the box in Part 3 of the form, sign and date the form.

       For this purpose, Exempt Payees include: (1) a corporation; (2) an organization exempt from tax under section 501(a), or an individual retirement plan (IRA) or a custodial account under section 403(b)(7); (3) the United States or any of its agencies or instrumentalities; (4) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities; (5) a foreign government or any of its political subdivisions, agencies or instrumentalities; (6) an international organization or any of its agencies or instrumentalities; (7) a foreign central bank of issue; (8) a dealer in securities or commodities required to register in the United States or a possession of the United States; (9) a real estate investment trust; (10) an entity registered at all times during the tax year under the Investment Company Act of 1940;
       (11) a common trust fund operated by a bank under section 584(a); and
       (12) a financial institution.

C.     OBTAINING A NUMBER

       If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, application for a Social Security Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

D.     PRIVACY ACT NOTICE

       Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 31% of taxable-interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.

E.     Penalties

       (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.
       If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

       (2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

       (3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.
       If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

       (4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

       FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.